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                                                                    EXHIBIT 10.7

                              March 10, 1998



Triton PCS Holdings, Inc.
101 Lindenwood Drive / Suite 125
Malvern, PA 19355

     Re:  Additional Equity Financing

Ladies and Gentlemen:

     Reference is hereby made to the Amendment No.1 to Securities Purchase Agreement and Consent Agreement (the "Agreement") dated as of the date hereof by
                                      ---------
and among AT&T Wireless PCS, Inc., a Delaware corporation, the cash equity investors listed on the signature pages thereto, the management stockholders listed on the signature pages thereto, and Triton PCS Holdings, Inc., a Delaware corporation formerly known as Triton PCS, Inc. (the "Company"). Capitalized
                                                     -------
terms used but not defined herein shall have the meanings given to such terms in the Agreement.

     In connection with the Company's intention to seek $27 million of additional commitments from the Cash Equity Investors in respect of the balance of the Equity Financing, and subject to the terms and conditions contained in the Agreement, each of the undersigned confirms for the Company's benefit the undersigned's commitment to contribute to the Company in exchange for shares of Series C Preferred Stock at the original issuance price therefor the amount set forth opposite the undersigned's name on Schedule I hereto; provided that at the
                                         ----------
time of the Company's issuance of the Series C Preferred Stock the Company shall ratify for the benefit of the undersigned the representations and warranties of the Company set forth in Section 5.13 of the Securities Purchase Agreement;
                         ------------
provided further that the foregoing commitment shall expire automatically 120 days after the date hereof.

     Each of the undersigned has executed this Agreement, intending to be legally bound, as of the date first above written.


                      [SIGNATURES CONTAINED ON NEXT PAGE]
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                             CB CAPITAL INVESTORS, L.P.
                             By: CB Capital Investors, Inc., its general partner

                             By:_______________________________________________
                              Name:
                              Title:

                             J.P. MORGAN INVESTMENT CORPORATION

                             By:_______________________________________________
                              Name:
                              Title:

                             FIRST UNION CAPITAL PARTNERS, INC.

                             By:_______________________________________________
                              Name:
                              Title:
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                                  SCHEDULE I

                                  Commitments
                                  -----------



     Cash Equity Investor                     Commitment
     --------------------                     ----------

1.  CB Capital Investors, L.P.          $10,000,000 (in the aggregate, i.e.,
                                                    inclusive of the $8 million
                                                    funded on the date hereof)

2.  J.P. Morgan Investment Corporation  $10,000,000

3.  First Union Capital Partners, Inc.  $20,000,000